SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):          May 5, 2004

SAFEGUARD SCIENTIFICS, INC.

(Exact Name of Registrant as Specified in Charter)

PENNSYLVANIA	1-5620	23-1609753

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 The Safeguard Building, 435 Devon Park Drive, Wayne, PA	19087-1945

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:     (610) 293-0600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

ITEM 12. Results of Operations and Financial Condition

     On April 29, 2004, Safeguard Scientifics, Inc. (“Safeguard”) issued a press release setting forth Safeguard’s financial information for the first quarter ended March 31, 2004. A copy of Safeguard’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. On the same date, Safeguard also held a conference call and posted a presentation on its website, each relating to Safeguard’s results of operations for the first quarter ended March 31, 2004. The transcript from the conference call and the presentation are attached hereto as Exhibit 99.2 and Exhibit 99.3, respectively, and are incorporated herein by reference.

     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Safeguard Scientifics, Inc.

Dated: May 5, 2004	By:	CHRISTOPHER J. DAVIS
Christopher J. Davis
Managing Director and
Chief Financial Officer

Exhibit Index

99.1	Press release dated April 29, 2004 issued by Safeguard Scientifics, Inc.
99.2	Transcript of Safeguard Scientifics, Inc. conference call held on April 29, 2004, relating to reported results of operations for the quarter ended March 31, 2004
99.3	Presentation relating to reported results of operations for the quarter ended March 31, 2004